BARINGS FUNDS TRUST

SUPPLEMENT DATED MAY 3, 2021

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED OCTOBER 28, 2020,

AS SUPPLEMENTED AND AMENDED FROM TIME TO TIME

300 South Tyron Street

Charlotte, NC 28202

Telephone: 1-855-439-5459

Effective May 3, 2021, the following changes will be made for Barings Active Short Duration Bond Fund, Barings U.S. High Yield Fund, Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Emerging Markets Debt Blended Total Return Fund, and Barings Global Emerging Markets Equity Fund:

Barings, LLC (“Barings”), the investment adviser of each series of Barings Funds Trust (the “Trust”) listed in the table below (each, a “Selling Fund”) has recommended, and the Trust’s Board of Trustees (the “Board”), on behalf of each Selling Fund, has approved and recommended that shareholders approve, the proposed reorganization of each Selling Fund with and into the corresponding Acquiring Fund listed in the table below (each, an “Acquiring Fund”). Each proposed reorganization is subject to approval by the shareholders of each Selling Fund at a shareholders’ meeting expected to be held in September, 2021. No assurance can be given that the reorganizations will occur. None of the proposed reorganizations is contingent upon any other proposed reorganization.

Series of Barings Funds Trust (Selling Fund)	Series of MassMutual Advantage Funds or MassMutual Premier Funds (Acquiring Fund)
Barings Active Short Duration Bond Fund	MassMutual Short-Duration Bond Fund
Barings U.S. High Yield Fund	MassMutual High Yield Fund
Barings Global Floating Rate Fund	MassMutual Global Floating Rate Fund
Barings Global Credit Income Opportunities Fund	MassMutual Global Credit Income Opportunities Fund
Barings Emerging Markets Debt Blended Total Return Fund	MassMutual Emerging Markets Debt Blended Total Return Fund
Barings Global Emerging Markets Equity Fund	MassMutual Global Emerging Markets Equity Fund

Under the terms of the proposed Agreement and Plan of Reorganization, a Selling Fund’s assets and liabilities would be transferred to the corresponding Acquiring Fund in return for shares of the Acquiring Fund with equal total net asset value as of the valuation date. These Acquiring Fund shares would be distributed pro rata to shareholders of the applicable Selling Fund in liquidation of the Selling Fund. Current Selling Fund shareholders would thus become shareholders of the applicable Acquiring Fund and receive shares of the Acquiring Fund with a total net asset value equal to that of their shares of the Selling Fund at the time of the reorganization.

Each proposed reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Additionally, Selling Fund shareholders will not pay any sales charges, purchase premiums, or redemption fees as a result of the proposed reorganizations. More information about each Acquiring Fund and the definitive terms of each of the proposed reorganizations will be included in the proxy statement/prospectus relating to the proposed reorganizations.

At any time before the close of the proposed reorganization, shareholders may redeem a Selling Fund’s shares as described in the Selling Funds’ prospectus dated October 28, 2020. Such redemptions may be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund or Selling Fund, nor is it a solicitation of any proxy. For important information regarding the proposed reorganizations, or to receive a free copy of the proxy statement/prospectus relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations), once the registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and become effective, please call the proxy solicitor or visit its website. The proxy statement/prospectus relating to the proposed reorganization will be available free of charge on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the proxy statement/prospectus carefully before making any investment decisions.

Effective May 3, 2021, the following changes will be made for Barings Active Short Duration Bond Fund, Barings U.S. High Yield Fund, Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Emerging Markets Debt Blended Total Return Fund, and Barings Global Emerging Markets Equity Fund:

Barings has recommended, and the Board has approved, the liquidation of certain share classes of the Selling Funds listed in the table below (each a “Liquidating Class”), such liquidation to take place on June 8, 2021 (the “Liquidation Date”). Any Liquidating Class shares outstanding on the Liquidation Date will be automatically redeemed on that date. Such redemptions will not be subject to any contingent deferred sales charges. It is expected that, on or about June 8, 2021, the cash proceeds of the liquidation will be distributed to Liquidating Class shareholders of each Selling Fund as of the Liquidation Date in a complete redemption of their Liquidating Class shares. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be considered a taxable event like any other redemption of shares. Shareholders should consult with their tax advisors for more information about the tax consequences to them of the liquidation of their Liquidation Class shares, including any state, local, foreign or other tax consequences.

Selling Fund	Liquidating Class

Barings Active Short Duration Bond Fund	Class C Class I
Barings U.S. High Yield Fund	Class A Class C
Barings Global Floating Rate Fund Barings Global Credit Income Opportunities Fund Barings Emerging Markets Debt Blended Total Return Fund Barings Global Emerging Markets Equity Fund	Class C

Liquidating Class shareholders are permitted, at any time prior to the Liquidation Date, to exchange their Liquidating Class shares for shares of another class of the same Selling Fund. Exchanges of Liquidating Class shares for other classes of shares of the same Selling Fund will generally be tax-free for federal income tax purposes. Shareholders who hold their shares in the Selling Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the liquidation of their Liquidating Class shares and the distribution of redemption proceeds.

Effective May 7, 2021, Liquidating Class shares of each Selling Fund are closed to investments by new investors, including exchanges into Liquidating Class shares of the Selling Fund. Effective May 7, 2021, Liquidating Class shares are also closed to investments by new investors and existing investors, including shareholders who hold an account directly with a Selling Fund, shareholders who invest in a Selling Fund through a financial intermediary account, a financial platform, defined contribution, defined benefit or asset allocation program, and shareholders who invest through automatic investment plans. Effective June 8, 2021, all references to Liquidating Class shares in the each Selling Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are removed.

Effective May 3, 2021, the following changes will be made to the Barings Diversified Income Fund.

The Board of Trustees of the Fund has approved and adopted a Plan of Liquidation and Termination as of April 29, 2021 pursuant to which the assets of the Fund will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the Fund will be distributed to shareholders. Shareholders of record as of the close of business on June 4, 2021 will receive the cash equivalent of their proportionate interest in the Fund on or about June 8, 2021 (the “Liquidation Date”) or as soon as practicable thereafter. Shareholder approval of the liquidation is not required.

Prior to the liquidation, the Fund may begin to sell portfolio investments in anticipation of the liquidation, and therefore may not be fully invested pursuant to its investment strategy for a period leading up to the Liquidation Date.

After May 7, 2021, the Fund will be closed to all purchases except by existing investors and dividend reinvestment or other automatic investment plan programs. Barings may authorize exceptions to this closure on a case-by-case basis.

At any time prior to the Liquidation Date, shareholders may redeem or exchange their shares of the Fund at net asset value pursuant to the procedures set forth under “Exchange of Shares.” For Class A and Class C shares, any contingent deferred sales charges payable on redemption of shares will be waived for redeemed shares that are not exchanged into another Barings Fund.

If you are invested in the Fund through a financial intermediary, please contact that financial intermediary if you have any questions.

For investors holding through an IRA, please contact your IRA custodian as soon as possible with instructions to either (i) exchange all Shares into another Barings fund of your choice (please read the prospectus for the relevant fund carefully before making an exchange), (ii) request a direct transfer of the IRA assets to another IRA, or (iii) request a distribution of these IRA assets directly to you. If you elect to take a distribution, please be advised that unless you redeposit the proceeds as a rollover into another eligible retirement plan within 60 days after you receive the money, you will be subject to taxes and, if you are under age 59 ½, applicable early withdrawal penalties. Note that a redeposit into an IRA (including the same IRA) may qualify as an IRA-to-IRA rollover, but only if the receiving IRA is not an inherited IRA and only if you have not made another IRA-to-IRA rollover in the preceding 12-month period. If we do not receive instructions regarding your retirement account, you will be deemed to have waived all federal withholding, and will receive a check for 100% of the proceeds of the share liquidation, which would be subject to applicable taxes and penalties if not rolled over within 60 days of receipt.

The liquidation of the Fund will be a taxable event for shareholders holding shares through taxable accounts. A shareholder in a taxable account who receives an amount in liquidation that is in excess of the shareholder’s tax basis will realize a capital gain, and if such amount is less than the shareholder’s tax basis, a capital loss. Each shareholder should consult with a tax advisor regarding the tax consequences of the liquidation.

Pursuant to the Plan of Liquidation and Termination, Barings intends to satisfy any cash redemption request received on or after June 4, 2021 with a liquidating distribution and to allocate undistributed net investment income and capital gains to such redeeming shareholder. In addition to the liquidating distribution, a separate distribution to shareholders may be required prior to the Liquidation Date to the extent the Fund has undistributed net taxable income and capital gains.

Effective May 3, 2021, the following information supplements the information in the Prospectus under the heading Barings Global Floating Rate Fund – Principal Risks starting on page 5 and under the heading Barings Global Credit Income Opportunities Fund – Principal Risks starting on page 13:

Covenant Lite Loans Risk. Loans in which the Fund invests include covenant lite loans, which carry more risk to the lender than traditional loans as they may contain fewer restrictive covenants on the borrower than traditionally included in loan documentation or may contain other borrower-friendly characteristics. The Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans and debt securities than its holdings of loans or securities with the usual covenants.

LIBOR Risk. The transition away from the London Interbank Offered Rate (“LIBOR”) may lead to increased volatility and illiquidity in markets that are tied to LIBOR. LIBOR is a benchmark interest rate that is used extensively as a “reference rate” for financial instruments, including many corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Additionally, the Fund may borrow money at rates that are based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”), the agency that oversees LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. The transition away from LIBOR poses a number of other risks, including changed values of LIBOR-related investments and reduced effectiveness of hedging strategies, each of which may adversely affect the Fund’s performance.

Effective May 3, 2021, the following replaces the subsections of the Prospectus titled Barings Global Floating Rate Fund – Principal Risks – Loan Risk on page 7 and Barings Global Floating Rate Fund – Principal Risks – Loan Risk on page 15:

Loan Risk. The loans in which the Fund may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price of the loan and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Fund may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Effective May 3, 2021, the following replaces the second paragraph under the heading Barings Global Credit Income Opportunities Fund – Principal Investment Strategies on page 12 of the Prospectus:

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt instruments (consisting of loans, bonds and notes). The Fund may invest in a wide range of debt instruments of issuers based in U.S. and non-U.S. markets, including emerging markets, as well as over-the-counter and exchange-traded derivatives. Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time. A significant portion of the Fund’s investments in debt instruments are denominated in a currency other than the U.S. dollar. Although the Fund’s investment in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, under normal market conditions, the Fund seeks to hedge substantially all of its exposure to non-U.S. currencies.

Effective May 3, 2021, the following paragraph is added after the seventh paragraph under the heading Barings Global Credit Income Opportunities Fund – Principal Investment Strategies on page 12-13 of the Prospectus:

The Fund may invest in fixed income securities or debt instruments issued by emerging market entities or sovereign nations. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey.

Effective May 3, 2021, the following replaces the subsection of the Prospectus titled Barings Global Credit Income Opportunities Fund – Principal Risks – Foreign (Non-U.S.) Investment Risk on page 15:

Foreign (Non-U.S.) Investment Risk; Emerging Markets Risk. The Fund’s investments in foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, U.S. and foreign government action such as economic and trade sanctions or embargoes and entering or exiting trade or other intergovernmental agreements, unreliable or untimely information, or economic and financial instability. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Foreign settlement procedures also may involve additional risks. Emerging markets securities are subject to additional or greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, less developed legal, regulatory, and accounting systems, less trading volume, more government involvement in the economy than less developed countries, and greater volatility in currency exchange rates.

Effective May 3, 2021, all references to Michael Freno are deleted.

Effective May 3, 2021, the following replaces similar information contained in the Prospectus under the heading Barings Global Credit Income Opportunities Fund – Portfolio Management on page 18:

PORTFOLIO MANAGER	MANAGED THE FUND SINCE	TITLE WITH MANAGER
Sean Feeley	September 16, 2013	Portfolio Manager
Scott Roth	September 16, 2013	Portfolio Manager
Martin Horne	March 8, 2016	Portfolio Manager (with sub-adviser)
Tom McDonnell	November 1, 2017	Portfolio Manager
David Mihalick	November 1, 2017	Portfolio Manager
Omotunde Lawal	May 1, 2021	Portfolio Manager (with sub-adviser)
Chris Sawyer	May 1, 2021	Portfolio Manager (with sub-adviser)

Effective May 3, 2021, all references to David Mihalick as a portfolio manager for the Barings U.S. High Yield Fund are deleted and the following replaces similar information contained in the Prospectus under the heading Barings U.S. High Yield Fund – Portfolio Management on page 25:

PORTFOLIO MANAGER	MANAGED THE FUND SINCE	TITLE WITH MANAGER
Sean Feeley	October 30, 2015	Portfolio Manager
Scott Roth	October 30, 2015	Portfolio Manager

Effective May 3, 2021, the following replaces similar information contained in the Prospectus under the heading Barings Global Emerging Markets Equity Fund – Portfolio Management on page 56:

PORTFOLIO MANAGER	MANAGED THE FUND SINCE	TITLE WITH MANAGER
William Palmer	September 18, 2018	Portfolio Manager (with sub-adviser)
Michael Levy	September 18, 2018	Portfolio Manager (with sub-adviser)
Isabelle Irish	May 1, 2021	Portfolio Manager (with sub-adviser)

Effective May 3, 2021, the following information supplements the information under the heading Description of Principal Risks starting on page 69:

Covenant Lite Loans Risk. Loans in which a Fund invests include covenant lite loans, which carry more risk to the lender than traditional loans as they may contain fewer restrictive covenants on the borrower than traditionally included in loan documentation or may contain other borrower-friendly characteristics. A Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans and debt securities than its holdings of loans or securities with the usual covenants.

LIBOR Risk. The transition away from the London Interbank Offered Rate (“LIBOR”) may lead to increased volatility and illiquidity in markets that are tied to LIBOR. LIBOR is a benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans, and is used extensively in the United States and globally as a “reference rate” for certain financial instruments in which a Fund may invest, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Additionally, a Fund may borrow money at rates that are based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”), the agency that oversees LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies; however, the process for amending the interest rate provisions of existing contracts to transition away from LIBOR remains unclear. While some contracts may include “fallback” provisions that provide for an alternative rate setting methodology in the event of the unavailability of LIBOR, not all contracts have such provisions or such provisions may not contemplate the permanent unavailability of LIBOR. There is also significant uncertainty regarding the effectiveness of any such alternative methodologies, including the risk of economic value transfer at the time of transition. The transition away from LIBOR poses a number of other risks, including changed values of LIBOR-related investments and reduced effectiveness of hedging strategies, each of which may adversely affect a Fund’s performance. It is difficult at this time to predict the exact impact of the transition away from LIBOR on a Fund or the financial instruments in which a Fund invests.

Effective May 3, 2021, the following replaces the first paragraph of the subsection of the Prospectus titled Description of Principal Risks – Loan Risk on page 75:

Loan Risk. The loans in which a Fund invests are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price of the loan and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Fund may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Effective May 3, 2021, the following supplements and, to the extent inconsistent therewith, supersedes the information contained in the Prospectus under the heading Management of the Funds – Portfolio Management starting on page 85:

PORTFOLIO MANAGER, TITLE	LENGTH OF SERVICE	PAST 5 YEARS’ BUSINESS EXPERIENCE
Isabelle Irish Portfolio Manager	Since May 1, 2021	Ms. Irish is a portfolio manager on Barings’ Global Emerging Markets Equity Team and is Co-Manager on a number of mandates, including Barings’ flagship Global Emerging Markets Fund. Prior to joining the firm in 2013, she spent eight years at Pictet Asset Management, initially as an Analyst on the Global Emerging Markets Team before becoming a Portfolio Manager. Ms. Irish has a First Class Honours Degree in Mathematics with French from the University of Birmingham. She passed the IMC examinations in 2005 and is a member of the CFA Institute. She shares principal responsibility for the day-to-day management of the Barings Global Emerging Markets Equity Fund.
Omotunde Lawal Portfolio Manager	Since May 1, 2021	Ms. Lawal is the Head of Emerging Markets Corporate Debt Group and the lead portfolio manager for the Emerging Markets Corporate Debt strategy. She chairs the Emerging Markets Corporate Investment Committee and is also a member of the Global High Yield Allocation Committee and Global Investment Grade Allocation Committee. Prior to her current role, she was the Head of Barings EM Corporate Credit Research, with research coverage responsibilities for various sectors such as Real Estate, LATAM Energy, and LATAM Infrastructure. She has worked in the industry since 2000. Prior to joining the firm in 2014, she was a portfolio manager at Cosford Capital Management, focusing on high yield and distressed LATAM and CEEMEA corporates. Prior to this, she was at Standard Bank, where she traded and invested in distressed and stressed emerging markets corporates in LATAM and CEEMEA for the Principal Trading Team. Earlier, she worked at Barclays Capital and Deloitte & Touche/Arthur Andersen. Ms. Lawal holds a B.Sc. in Accounting & Finance from University of Warwick, is a Fellow of the Chartered Institute of Accountants in England and Wales, and is a member of the CFA Institute. She shares principal responsibility for the day-to-day management of the Barings Global Credit Income Opportunities Fund.
Chris Sawyer Portfolio Manager	See Description	Mr. Sawyer is a Managing Director and member of Barings’ European High Yield Investments Group. He is also a member of the firm’s European High Yield Investment Committee and Global High Yield Allocation Committee as well as is responsible for the portfolio management of several high yield strategies. Mr. Sawyer has worked in the industry since 2005. Prior to joining the trading team in 2008, he was a member of the portfolio monitoring team where he was responsible for the performance analysis of individual portfolio assets. Mr. Sawyer holds a B.Sc. in Economics and Business Finance from Brunel University. He shares principal responsibility for the day-to-day management of the Barings Global Credit Income Opportunities Fund (since May 1, 2021) and Barings Global Floating Rate Fund (since March 2, 2020).

Effective May 3, 2021, the following supplements and, to the extent inconsistent therewith, supersedes the information contained in the Statement of Additional Information (“SAI”) under the heading Information Regarding Portfolio Managers – Portfolio Managers – Barings Global Credit Income Opportunities Fund on page 72:

PORTFOLIO TEAM	ACCOUNT CATEGORY*	NUMBER OF ACCOUNTS MANAGED*	ASSETS MANAGED (MILLIONS)*	NUMBER OF ACCOUNTS MANAGED WITH PERFORMANCE- BASED ADVISORY FEE*	ASSETS MANAGED IN ACCOUNTS WITH PERFORMANCE- BASED ADVISORY FEE (MILLIONS)*
Omotunde Lawal	Registered Investment Companies**	0	$0	0	N/A
	Other Pooled Investment Vehicles	2	$231	0	N/A
	Other Accounts	8	$7,435	0	N/A
Chris Sawyer	Registered Investment Companies**	2	307	0	N/A
	Other Pooled Investment Vehicles	12	$16,646	0	N/A
	Other Accounts	8	$1,749	0	N/A

* The information provided is as of March 31, 2021.

**Does not include the Global Credit Income Opportunities Fund.

Effective May 3, 2021, the following supplements and, to the extent inconsistent therewith, supersedes the information contained in the SAI under the heading Information Regarding Portfolio Managers – Portfolio Managers – Barings Global Emerging Markets Equity Fund on page 75:

PORTFOLIO TEAM	ACCOUNT CATEGORY*	NUMBER OF ACCOUNTS MANAGED*	ASSETS MANAGED (MILLIONS)*	NUMBER OF ACCOUNTS MANAGED WITH PERFORMANCE- BASED ADVISORY FEE*	ASSETS MANAGED IN ACCOUNTS WITH PERFORMANCE- BASED ADVISORY FEE (MILLIONS)*
Isabelle Irish	Registered Investment Companies**	2	$872	0	N/A
	Other Pooled Investment Vehicles	0	$0	0	N/A
	Other Accounts	2	$103	0	N/A

* The information provided is as of March 31, 2021.

**Does not include the Global Emerging Markets Equity Fund.

Effective May 3, 2021, the following supplements and, to the extent inconsistent therewith, supersedes the information contained in the SAI under the heading “Information Regarding Portfolio Managers – Portfolio Managers – Ownership of Securities” on page 76.

As of March 31, 2021, Isabelle Irish and Omotunde Lawal did not directly or indirectly own any shares of the Funds.

Please Retain this Supplement for Future Reference

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